Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors
Case No. 02-40667

Interim Financial Statements for the Period July 29, 2002 through September 1, 2002

Debtors' Address: 4925 West Market Street, Greensboro, N.C. 27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements by debtor during the report period and since the filing date:

---------------------------------------- -------------------------------- ---------------------------------
DEBTOR                                       DISBURSEMENTS THIS PERIOD        DISBURSEMENTS SINCE FILING
---------------------------------------- -------------------------------- ---------------------------------
Guilford Mills, Inc.                              $ 26,161,125                       $ 140,612,372
---------------------------------------- -------------------------------- ---------------------------------
Gold Mills, Inc.                                     3,060,154                          12,256,533
---------------------------------------- -------------------------------- ---------------------------------
Guilford Mills, (Michigan), Inc.                       180,524                             853,926
---------------------------------------- -------------------------------- ---------------------------------
Twin Rivers Textile
   Printing & Finishing                                  3,217                             740,880
---------------------------------------- -------------------------------- ---------------------------------
GFD Fabrics, Inc.                                        3,305                              16,722
---------------------------------------- -------------------------------- ---------------------------------
Raschel Fashion Interknitting, Ltd.                     69,885                             533,558
---------------------------------------- -------------------------------- ---------------------------------
Curtains and Fabrics, Inc.                             569,412                           4,268,623
---------------------------------------- -------------------------------- ---------------------------------



Net Loss during the reporting period:   $ (2,009,000)

In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: September 20, 2002                        /s/ David H. Taylor
                                                -------------------------------
                                                David H. Taylor
                                                Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
             For the Period July 29, 2002 through September 1, 2002



The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


         Consolidated Statements of Operations for the five weeks and twenty-six weeks ended September 1, 2002

         Condensed Consolidated Balance Sheet as of September 1, 2002

         Condensed Consolidated Statements of Cash Flows for the five weeks and twenty-six weeks ended September 1, 2002

         Condensed Notes to Consolidated Financial Statements











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
                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

------------------------------------------------------ -------------------------------- ------------------------------------
                                                           FOR THE FIVE WEEKS ENDED        FOR THE TWENTY-SIX WEEKS ENDED
                                                              SEPTEMBER 1, 2002                   SEPTEMBER 1, 2002
------------------------------------------------------ -------------------------------- ------------------------------------
NET SALES                                                            $  32,652                        $ 171,428


COSTS AND EXPENSES:
        Cost of goods sold                                              29,648                          161,367
        Selling and administrative                                       3,334                           23,463
          Reorganization costs                                             593                            9,781
        Restructuring and impaired asset charges                         1,273                           31,430
------------------------------------------------------ -------------------------------- ------------------------------------
                                                                        34,848                          226,041
------------------------------------------------------ -------------------------------- ------------------------------------

OPERATING LOSS                                                          (2,196)                         (54,613)
INTEREST (INCOME) EXPENSE                                                 (113)                           1,070
IMPAIRED INVESTMENTS                                                        --                            8,249
OTHER INCOME, NET                                                         (286)                          (2,035)

------------------------------------------------------ -------------------------------- ------------------------------------
LOSS BEFORE INCOME TAX BENEFIT                                          (1,797)                         (61,897)

INCOME TAX PROVISION (BENEFIT)                                             212                          (12,443)
------------------------------------------------------ -------------------------------- ------------------------------------
NET INCOME (LOSS)                                                  $    (2,009)                      $  (49,454)
------------------------------------------------------ -------------------------------- ------------------------------------


See accompanying condensed notes to consolidated financial statements.







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
                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

----------------------------------------------------------------------- ------------------------
                                                                             SEPTEMBER 1,
                                                                                 2002
----------------------------------------------------------------------- ------------------------
ASSETS
Cash and cash equivalents                                                      $    8,394
Cash held in restricted account                                                    40,668
Accounts receivable, net                                                           42,431
Inventories                                                                        30,964
Other current assets                                                               28,265
----------------------------------------------------------------------- ------------------------

           Total current assets                                                   150,722
----------------------------------------------------------------------- ------------------------
Property, net                                                                     100,954
Investment in foreign subsidiaries                                                  6,149
Intercompany receivables, net                                                     107,128
Other assets                                                                       37,816
----------------------------------------------------------------------- ------------------------
           Total assets                                                         $ 402,769
----------------------------------------------------------------------- ------------------------

LIABILITIES
Accounts payable                                                             $     13,970
Other current liabilities                                                           7,937
----------------------------------------------------------------------- ------------------------
           Total current liabilities                                               21,907
----------------------------------------------------------------------- ------------------------
           Total long-term liabilities                                              4,682
----------------------------------------------------------------------- ------------------------
Liabilities subject to compromise                                                 341,785

STOCKHOLDERS' INVESTMENT
Common stock                                                                          655
Capital in excess of par                                                          119,984
Retained earnings                                                                  48,034
Accumulated other comprehensive loss                                               (4,520)
Other stockholders' investment                                                   (129,758)
----------------------------------------------------------------------- ------------------------
           Total stockholders' investment                                          34,395
----------------------------------------------------------------------- ------------------------
           Total liabilities and stockholders' investment                       $ 402,769
----------------------------------------------------------------------- ------------------------


See accompanying condensed notes to consolidated financial statements.



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
                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)


--------------------------------------------------------- ------------------------------ ------------------------------------
                                                             FOR THE FIVE WEEKS ENDED       FOR THE TWENTY-SIX WEEKS ENDED
                                                                 SEPTEMBER 1, 2002                 SEPTEMBER 1, 2002
--------------------------------------------------------- ------------------------------ ------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                       $  (2,009)                     $  (49,454)
  Depreciation and amortization                                        2,158                          12,536
  Unexpended restructuring costs                                       1,273                          42,169
  Non-cash reorganization costs                                           --                           3,972
  Other adjustments, net                                                 212                         (20,202)
  Net changes in operating assets and liabilities                      2,431                          46,751
--------------------------------------------------------- ------------------------------ ------------------------------------
         Net cash provided by operating activities                     4,065                          35,772
--------------------------------------------------------- ------------------------------ ------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds on dispositions of property                                  899                          21,130
  Additions to property                                                 (245)                         (1,201)
  Other investing activities, net                                        331                           2,164
--------------------------------------------------------- ------------------------------ ------------------------------------
         Net cash provided by investing activities                       985                          22,093
--------------------------------------------------------- ------------------------------ ------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Short-term borrowings, net                                            (473)                        (19,762)
--------------------------------------------------------- ------------------------------ ------------------------------------
         Net cash used in financing activities                          (473)                        (19,762)
--------------------------------------------------------- ------------------------------ ------------------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                              5,050                          38,103

    EQUIVALENTS

BEGINNING CASH AND CASH EQUIVALENTS                                   44,012                          10,959

--------------------------------------------------------- ------------------------------ ------------------------------------

ENDING CASH AND CASH EQUIVALENTS                                    $ 49,062                        $ 49,062
--------------------------------------------------------- ------------------------------ ------------------------------------



         Note: For the twenty-six week period, 3,625 has been reclassed from depreciation and amortization to net changes in operating assets and liabilities to reflect a correction in prior period activity.

         See accompanying condensed notes to consolidated financial statements.

                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                September 1, 2002
                                 (In thousands)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

----------------------------------------------- --------------------------------------------
Guilford Mills, Inc.                            Hofmann Laces, Ltd.
----------------------------------------------- --------------------------------------------
Gold Mills, Inc.                                Gold Mills Farms, Inc.
----------------------------------------------- --------------------------------------------
Mexican Industries of North Carolina, Inc.      Guilford Mills (Michigan), Inc.
----------------------------------------------- --------------------------------------------
GMI Computer Sales, Inc.                        GFD Services, Inc.
----------------------------------------------- --------------------------------------------
GFD Fabrics, Inc.                               Raschel Fashion Interknitting, Ltd.
----------------------------------------------- --------------------------------------------
Curtains and Fabrics, Inc.                      Twin Rivers Textile Printing & Finishing
----------------------------------------------- --------------------------------------------
Advisory Research Services, Inc.                Guilford Airmont, Inc.
----------------------------------------------- --------------------------------------------

These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below and losses from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, the proposed plan of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. The Company believes the DIP Facility (as defined below in Note
3), should provide the Company with adequate liquidity to conduct its business until it emerges from bankruptcy. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.

To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been being jointly administered under case no. 02-40667 (BRL) and, pursuant to the Bankruptcy Court's approval of the plan described below, will be substantively consolidated for the purpose of consummating the plan. As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to


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
the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

As a result of these filings, actions to collect pre-petition indebtedness were stayed. In addition, under the Bankruptcy Code, the Debtors had the right to assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections were permitted to file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors have estimated that the ultimate liability that may result from the filing of claims for certain contracts that may be rejected is approximately $1,555, which the Company has reflected in its financial statements.

 On July 11, 2002, the Debtors filed a reorganization plan, which was amended on August 15, 2002 that provided for emergence from bankruptcy during the fourth quarter of fiscal year 2002. On September 19, 2002, the Bankruptcy Court confirmed the Company's plan of reorganization. Under the terms of the plan, the Company will emerge from bankruptcy on or about September 30, 2002. As described above, the Company's unsecured trade creditors will be paid in full. It is anticipated that the majority of these payments will be made during October 2002.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility. Upon emergence from bankruptcy, this facility will be cancelled.


4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under the plan of reorganization which was accepted by affirmative votes of the creditors and equity holders and confirmed by the Bankruptcy Court on September 19, 2002. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.


                                               BALANCE AS OF SEPTEMBER 1,
                                                          2002
                                               ----------------------------
   Long-term debt classified current                         $239,842
   Accounts payable                                            16,187
   Current maturities of long-term debt                        23,162
   Long-term deferred compensation                             15,029
   Accrued interest payable                                    10,953
   Deferred pension                                             6,942
   Income taxes payable                                         6,274
   Other pre-petition obligations                              23,396
                                                               ------
   Total                                                     $341,785
                                               ============================




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